SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported): May 28, 2004
                                                          -------------




                                  NYMAGIC, INC.
                                  -------------
             (Exact Name of Registrant as specified in its charter)





          NEW YORK                   1-11238                13-3534162
---------------------         --------------------   ------------------------
(State or other jurisdiction    (Commission File          (IRS Employer
     of incorporation)              Number)             Identification No.)





                   919 Third Avenue, New York, New York 10022
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (212) 551-0600
                                                          ---------------


                                      N/A
                                   ---------
         (Former name or former address, if changed since last report):

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits

      Exhibit Number     Description
      --------------     -----------

      99.1               Press Release, dated May 28, 2004


Item 9. Regulation FD Disclosure.

      On May 28, 2004, NYMAGIC, INC. (the "Company") issued a press release announcing that it had declared a dividend to shareholders of six cents per share, payable on July 6, 2004 to shareholders of record on June 30, 2004. A copy of the press release is attached to this Current Report on Form 8-K ("Current Report") as Exhibit 99.1 and is hereby incorporated in its entirety by reference.

      The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibit, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                  NYMAGIC, INC.


                                  By:  /s/ Paul J. Hart
                                      ------------------------------
                                      Name: Paul J. Hart
                                      Title:  General Counsel and Secretary




Date: May 28, 2004

                                  Exhibit Index


      Exhibit Number     Description
      --------------     -----------

      99.1               Press Release, dated May 28, 2004